AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$24,850	$24,268	2.4%	$49,467	$48,267	2.5%
Equipment	5,067	5,375	(5.7)%	10,589	11,088	(4.5)%
Total Operating Revenues	29,917	29,643	0.9%	60,056	59,355	1.2%

Operating Expenses
Cost of revenues
Equipment	5,056	5,534	(8.6)%	10,714	11,570	(7.4)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,771	6,807	(0.5)%	13,444	13,506	(0.5)%
Selling, general and administrative	7,009	7,265	(3.5)%	14,184	14,243	(0.4)%
Asset impairments and abandonments and restructuring	—	631	—%	—	631	—%
Depreciation and amortization	4,675	4,450	5.1%	9,306	8,912	4.4%
Total Operating Expenses	23,511	24,687	(4.8)%	47,648	48,862	(2.5)%
Operating Income	6,406	4,956	29.3%	12,408	10,493	18.3%
Interest Expense	1,608	1,502	7.1%	3,316	3,128	6.0%
Equity in Net Income of Affiliates	380	504	(24.6)%	918	1,025	(10.4)%
Other Income (Expense) — Net	987	2,302	(57.1)%	1,922	4,459	(56.9)%
Income from Continuing Operations Before Income Taxes	6,165	6,260	(1.5)%	11,932	12,849	(7.1)%
Income tax expense on continuing operations	1,403	1,509	(7.0)%	2,717	2,949	(7.9)%
Income From Continuing Operations	4,762	4,751	0.2%	9,215	9,900	(6.9)%
Income (loss) from discontinued operations, net of tax	—	(214)	—%	—	(199)	—%
Net Income	4,762	4,537	5.0%	9,215	9,701	(5.0)%
Less: Net Income Attributable to Noncontrolling Interest	(273)	(380)	28.2%	(498)	(734)	32.2%
Net Income Attributable to AT&T	$4,489	$4,157	8.0%	$8,717	$8,967	(2.8)%
Less: Preferred Stock Dividends	(52)	(52)	—%	(104)	(100)	(4.0)%
Net Income Attributable to Common Stock	$4,437	$4,105	8.1%	$8,613	$8,867	(2.9)%

Basic Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$0.61	$0.60	1.7%	$1.19	$1.26	(5.6)%
From discontinued operations	$—	$(0.03)	—%	$—	$(0.03)	—%
	$0.61	$0.57	7.0%	$1.19	$1.23	(3.3)%
Weighted Average Common Shares Outstanding (000,000)	7,180	7,169	0.2%	7,174	7,176	—%
Diluted Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$0.61	$0.59	3.4%	$1.19	$1.23	(3.3)%
From discontinued operations	$—	$(0.03)	—%	$—	$(0.02)	—%
	$0.61	$0.56	8.9%	$1.19	$1.21	(1.7)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,180	7,611	(5.7)%	7,327	7,584	(3.4)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Jun. 30,	Dec. 31,
	2023	2022
Assets
Current Assets
Cash and cash equivalents	$9,528	$3,701
Accounts receivable – net of related allowances for credit loss of $528 and $588	9,304	11,466
Inventories	2,348	3,123
Prepaid and other current assets	15,492	14,818
Total current assets	36,672	33,108
Property, Plant and Equipment – Net	128,783	127,445
Goodwill – Net	67,854	67,895
Licenses – Net	125,049	124,092
Other Intangible Assets – Net	5,339	5,354
Investments in and Advances to Equity Affiliates	2,779	3,533
Operating Lease Right-Of-Use Assets	21,581	21,814
Other Assets	20,396	19,612
Total Assets	$408,453	$402,853
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$15,268	$7,467
Note payable to DIRECTV	—	130
Accounts payable and accrued liabilities	33,038	42,644
Advanced billings and customer deposits	3,833	3,918
Dividends payable	2,020	2,014
Total current liabilities	54,159	56,173
Long-Term Debt	128,012	128,423
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,972	57,032
Postemployment benefit obligation	6,696	7,260
Operating lease liabilities	18,311	18,659
Other noncurrent liabilities	25,258	28,849
Total deferred credits and other noncurrent liabilities	108,237	111,800
Redeemable Noncontrolling Interest	1,970	—
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	118,833	123,610
Retained (deficit) earnings	(10,698)	(19,415)
Treasury stock	(16,158)	(17,082)
Accumulated other comprehensive income	2,305	2,766
Noncontrolling interest	14,172	8,957
Total stockholders’ equity	116,075	106,457
Total Liabilities and Stockholders’ Equity	$408,453	$402,853

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2023	2022
Operating Activities
Income from continuing operations	$9,215	$9,900
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	9,306	8,912
Provision for uncollectible accounts	929	870
Deferred income tax expense	1,836	2,324
Net (gain) loss on investments, net of impairments	(160)	333
Pension and postretirement benefit expense (credit)	(1,341)	(1,735)
Actuarial and settlement (gain) loss on pension and postretirement benefits - net	(74)	(2,398)
Asset impairments and abandonments and restructuring	—	631
Changes in operating assets and liabilities:
Receivables	1,342	1,292
Other current assets	1,106	11
Accounts payable and other accrued liabilities	(5,769)	(3,905)
Equipment installment receivables and related sales	(302)	342
Deferred customer contract acquisition and fulfillment costs	34	(506)
Postretirement claims and contributions	(556)	(186)
Other - net	1,034	(515)
Total adjustments	7,385	5,470
Net Cash Provided by Operating Activities from Continuing Operations	16,600	15,370

Investing Activities
Capital expenditures	(8,605)	(9,476)
Acquisitions, net of cash acquired	(515)	(9,570)
Dispositions	16	22
Distributions from DIRECTV in excess of cumulative equity in earnings	974	1,638
(Purchases), sales and settlements of securities and investments - net	(1,056)	73
Other - net	(55)	2
Net Cash Used in Investing Activities from Continuing Operations	(9,241)	(17,311)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(914)	172
Issuance of other short-term borrowings	5,406	2,593
Repayment of other short-term borrowings	(867)	(15,613)
Issuance of long-term debt	9,633	479
Repayment of long-term debt	(7,609)	(24,213)
Repayment of note payable to DIRECTV	(130)	(722)
Payment of vendor financing	(3,756)	(3,337)
Purchase of treasury stock	(189)	(872)
Issuance of treasury stock	3	28
Issuance of preferred interests in subsidiary	7,151	—
Redemption of preferred interests in subsidiary	(5,333)	—
Dividends paid	(4,097)	(5,835)
Other - net	(828)	(2,144)
Net Cash Used in Financing Activities from Continuing Operations	(1,530)	(49,464)
Net increase (decrease) in cash and cash equivalents and restricted cash from continuing operations	5,829	(51,405)
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	—	(3,731)
Cash provided by (used in) investing activities	—	872
Cash provided by (used in) financing activities	—	37,065
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	—	34,206
Net increase (decrease) in cash and cash equivalents and restricted cash	$5,829	$(17,199)
Cash and cash equivalents and restricted cash beginning of year	3,793	21,316
Cash and Cash Equivalents and Restricted Cash End of Period	$9,622	$4,117

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period			Percent
	2023	2022	Change	2023	2022		Change
Capital expenditures
Purchase of property and equipment	$4,224	$4,867	(13.2)%	$8,515	$9,399		(9.4)%
Interest during construction - capital expenditures	46	41	12.2%	90	77		16.9%
Total Capital Expenditures	$4,270	$4,908	(13.0)%	$8,605	$9,476		(9.2)%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—		—%
Spectrum acquisitions	5	9	(44.4)%	68	8,965		(99.2)%
Interest during construction - spectrum	219	317	(30.9)%	447	605		(26.1)%
Total Acquisitions	$224	$326	(31.3)%	$515	$9,570		(94.6)%

Cash paid for interest - continuing operations	$1,633	$1,874	(12.9)%	$3,604	$4,028		(10.5)%

Cash paid for income taxes, net of refunds - continuing operations	$325	$266	22.2%	$335	$338		(0.9)%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.5550	$0.5550		—%

End of Period Common Shares Outstanding (000,000)				7,149	7,126		0.3%
Debt Ratio				54.8%	50.1%	470	BP
Total Employees				156,630	172,400		(9.1)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove prior service credits from our historical reporting.

Segment Results
Dollars in millions
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2023	2022	Change	2023	2022	Change
Segment Operating Revenues
Mobility	$20,315	$19,926	2.0%	$40,897	$40,001	2.2%
Business Wireline	5,279	5,595	(5.6)%	10,610	11,235	(5.6)%
Consumer Wireline	3,251	3,174	2.4%	6,490	6,335	2.4%
Total Segment Operating Revenues	28,845	28,695	0.5%	57,997	57,571	0.7%

Segment Operating Income
Mobility	6,613	6,048	9.3%	12,884	11,737	9.8%
Business Wireline	396	490	(19.2)%	774	1,129	(31.4)%
Consumer Wireline	168	145	15.9%	262	304	(13.8)%
Total Segment Operating Income	$7,177	$6,683	7.4%	$13,920	$13,170	5.7%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				June 30,		Percent
				2023	2022	Change
Broadband Connections
Broadband				15,045	15,136	(0.6)%
DSL				259	373	(30.6)%
Total Broadband Connections				15,304	15,509	(1.3)%

Voice Connections
Retail Consumer Switched Access Lines				4,677	5,725	(18.3)%
U-verse Consumer VoIP Connections				2,749	3,124	(12.0)%
Total Retail Consumer Voice Connections				7,426	8,849	(16.1)%

	Second Quarter		Percent	Six-Month Period		Percent
	2023	2022	Change	2023	2022	Change
Broadband Net Additions
Broadband	(16)	6	—%	(30)	62	—%
DSL	(25)	(30)	16.7%	(52)	(57)	8.8%
Total Broadband Net Additions	(41)	(24)	(70.8)%	(82)	5	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Operating Revenues
Service	$15,745	$15,004		4.9%	$31,228	$29,728		5.0%
Equipment	4,570	4,922		(7.2)%	9,669	10,273		(5.9)%
Total Operating Revenues	20,315	19,926		2.0%	40,897	40,001		2.2%

Operating Expenses
Operations and support	11,579	11,861		(2.4)%	23,792	24,188		(1.6)%
Depreciation and amortization	2,123	2,017		5.3%	4,221	4,076		3.6%
Total Operating Expenses	13,702	13,878		(1.3)%	28,013	28,264		(0.9)%
Operating Income	$6,613	$6,048		9.3%	$12,884	$11,737		9.8%

Operating Income Margin	32.6%	30.4%	220	BP	31.5%	29.3%	220	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2023	2022		Change
Mobility Subscribers
Postpaid					85,846	82,694		3.8%
Postpaid phone					70,331	68,311		3.0%
Prepaid					19,352	19,095		1.3%
Reseller					6,656	5,480		21.5%
Connected Devices					117,177	96,104		21.9%
Total Mobility Subscribers[1]					229,031	203,373		12.6%

[1]Wireless subscribers at June 30, 2023 includes an increase of 295 subscribers and connections (206 postpaid, including 74 phone, and 89 connected devices) resulting from our 3G network shutdown.

	Second Quarter			Percent	Six-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Mobility Net Additions
Postpaid Phone Net Additions	326	813		(59.9)%	750	1,504		(50.1)%
Total Phone Net Additions	449	1,009		(55.5)%	913	1,813		(49.6)%

Postpaid	464	1,058		(56.1)%	1,006	2,023		(50.3)%
Prepaid	167	231		(27.7)%	207	347		(40.3)%
Reseller	432	21		—%	540	4		—%
Connected Devices	5,129	5,292		(3.1)%	9,586	9,760		(1.8)%
Total Mobility Net Additions	6,192	6,602		(6.2)%	11,339	12,134		(6.6)%

Postpaid Churn	0.95%	0.93%	2	BP	0.97%	0.93%		4 BP
Postpaid Phone-Only Churn	0.79%	0.75%	4	BP	0.80%	0.77%		3 BP

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, as well as traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$5,114	$5,416	(5.6)%	$10,314	$10,894	(5.3)%
Equipment	165	179	(7.8)%	296	341	(13.2)%
Total Operating Revenues	5,279	5,595	(5.6)%	10,610	11,235	(5.6)%

Operating Expenses
Operations and support	3,550	3,792	(6.4)%	7,173	7,494	(4.3)%
Depreciation and amortization	1,333	1,313	1.5%	2,663	2,612	2.0%
Total Operating Expenses	4,883	5,105	(4.3)%	9,836	10,106	(2.7)%
Operating Income	$396	$490	(19.2)%	$774	$1,129	(31.4)%

Operating Income Margin	7.5%	8.8%	(130)	BP	7.3%	10.0%	(270)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide our multi-gig services to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Broadband	$2,561	$2,393	7.0%	$5,088	$4,748	7.2%
Legacy voice and data services	383	445	(13.9)%	779	905	(13.9)%
Other service and equipment	307	336	(8.6)%	623	682	(8.7)%
Total Operating Revenues	3,251	3,174	2.4%	6,490	6,335	2.4%

Operating Expenses
Operations and support	2,226	2,244	(0.8)%	4,510	4,480	0.7%
Depreciation and amortization	857	785	9.2%	1,718	1,551	10.8%
Total Operating Expenses	3,083	3,029	1.8%	6,228	6,031	3.3%
Operating Income	$168	$145	15.9%	$262	$304	(13.8)%

Operating Income Margin	5.2%	4.6%	60	BP	4.0%	4.8%	(80)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2023	2022	Change
Broadband Connections
Total Broadband and DSL Connections	13,895	14,105	(1.5)%
Broadband	13,695	13,825	(0.9)%
Fiber Broadband Connections	7,738	6,597	17.3%

Voice Connections
Retail Consumer Switched Access Lines	1,829	2,228	(17.9)%
U-verse Consumer VoIP Connections	2,126	2,521	(15.7)%
Total Retail Consumer Voice Connections	3,955	4,749	(16.7)%

Second Quarter	Percent	Six-Month Period	Percent
2023	2022	Change	2023	2022	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(54)	(43)	(25.6)%	(96)	(55)	(74.5)%
Broadband	(35)	(25)	(40.0)%	(58)	(20)	—%
Fiber Broadband Net Additions	251	316	(20.6)%	523	605	(13.6)%

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Operating Revenues
Wireless service	$635	$534		18.9%	$1,226	$1,024		19.7%
Wireless equipment	332	274		21.2%	624	474		31.6%
Total Segment Operating Revenues	967	808		19.7%	1,850	1,498		23.5%

Operating Expenses
Operations and support	821	721		13.9%	1,559	1,352		15.3%
Depreciation and amortization	185	169		9.5%	360	330		9.1%
Total Segment Operating Expenses	1,006	890		13.0%	1,919	1,682		14.1%
Operating Income (Loss)	$(39)	$(82)		52.4%	$(69)	$(184)		62.5%

Operating Income Margin	(4.0)%	(10.1)%	610	BP	(3.7)%	(12.3)%	860	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2023	2022		Change
Mexico Wireless Subscribers
Postpaid					5,030	4,835		4.0%
Prepaid					16,196	15,422		5.0%
Reseller					463	443		4.5%
Total Mexico Wireless Subscribers					21,689	20,700		4.8%

	Second Quarter			Percent	Six-Month Period			Percent
	2023	2022		Change	2023	2022		Change
Mexico Wireless Net Additions
Postpaid	56	25		—%	105	28		—%
Prepaid	50	187		(73.3)%	(8)	365		—%
Reseller	(30)	(15)		—%	(11)	(55)		80.0%
Total Mexico Wireless Net Additions	76	197		(61.4)%	86	338		(74.6)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,315	$11,579	$8,736	$2,123	$6,613
Business Wireline	5,279	3,550	1,729	1,333	396
Consumer Wireline	3,251	2,226	1,025	857	168
Total Communications	28,845	17,355	11,490	4,313	7,177
Latin America - Mexico	967	821	146	185	(39)
Segment Total	29,812	18,176	11,636	4,498	7,138
Corporate and Other
Corporate:
DTV-related retained costs	—	178	(178)	152	(330)
Parent administration support	(3)	332	(335)	2	(337)
Securitization fees	17	154	(137)	—	(137)
Value portfolio	91	24	67	6	61
Total Corporate	105	688	(583)	160	(743)
Certain significant items	—	(28)	28	17	11
Total Corporate and Other	105	660	(555)	177	(732)
AT&T Inc.	$29,917	$18,836	$11,081	$4,675	$6,406

June 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$19,926	$11,861	$8,065	$2,017	$6,048
Business Wireline	5,595	3,792	1,803	1,313	490
Consumer Wireline	3,174	2,244	930	785	145
Total Communications	28,695	17,897	10,798	4,115	6,683
Latin America - Mexico	808	721	87	169	(82)
Segment Total	29,503	18,618	10,885	4,284	6,601
Corporate and Other
Corporate:
DTV-related retained costs	—	239	(239)	135	(374)
Parent administration support	(6)	341	(347)	4	(351)
Securitization fees	17	78	(61)	—	(61)
Value portfolio	129	37	92	10	82
Total Corporate	140	695	(555)	149	(704)
Certain significant items	—	924	(924)	17	(941)
Total Corporate and Other	140	1,619	(1,479)	166	(1,645)
AT&T Inc.	$29,643	$20,237	$9,406	$4,450	$4,956

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$40,897	$23,792	$17,105	$4,221	$12,884
Business Wireline	10,610	7,173	3,437	2,663	774
Consumer Wireline	6,490	4,510	1,980	1,718	262
Total Communications	57,997	35,475	22,522	8,602	13,920
Latin America - Mexico	1,850	1,559	291	360	(69)
Segment Total	59,847	37,034	22,813	8,962	13,851
Corporate and Other
Corporate:
DTV-related retained costs	—	347	(347)	296	(643)
Parent administration support	(12)	706	(718)	3	(721)
Securitization fees	36	275	(239)	—	(239)
Value portfolio	185	52	133	11	122
Total Corporate	209	1,380	(1,171)	310	(1,481)
Certain significant items	—	(72)	72	34	38
Total Corporate and Other	209	1,308	(1,099)	344	(1,443)
AT&T Inc.	$60,056	$38,342	$21,714	$9,306	$12,408

June 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$40,001	$24,188	$15,813	$4,076	$11,737
Business Wireline	11,235	7,494	3,741	2,612	1,129
Consumer Wireline	6,335	4,480	1,855	1,551	304
Total Communications	57,571	36,162	21,409	8,239	13,170
Latin America - Mexico	1,498	1,352	146	330	(184)
Segment Total	59,069	37,514	21,555	8,569	12,986
Corporate and Other
Corporate:
DTV-related retained costs	8	399	(391)	269	(660)
Parent administration support	(18)	688	(706)	10	(716)
Securitization fees	33	160	(127)	—	(127)
Value portfolio	263	74	189	20	169
Total Corporate	286	1,321	(1,035)	299	(1,334)
Certain significant items	—	1,115	(1,115)	44	(1,159)
Total Corporate and Other	286	2,436	(2,150)	343	(2,493)
AT&T Inc.	$59,355	$39,950	$19,405	$8,912	$10,493